                                                                   EXHIBIT 23(a)


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-46370) of New Valley Corporation of our report dated February 18, 2005 relating to the financial statements of Douglas Elliman Realty, LLC as of and for the year ended December 31, 2004 which appears in this Form 10-K/A Amendment No. 1.




/s/ PricewaterhouseCoopers LLP
Melville, NY
March 31, 2005